UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive Information Statement

BMX DEVELOPMENT CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange

Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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BMX DEVELOPMENT CORP.

40W. 23rd Street, 2nd Floor

New York, NY 10001

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL STOCKHOLDERS OF BMX DEVELOPMENT CORP.:

To the Stockholders of BMX Development Corp.:

We are please to inform you of the decision made by a majority of stockholders of BMX Development Corp. (“BMXD” or the “Company”) have voted to:

•         Change of our corporate name from BMX Development Corp. to Panache Beverage, Inc.; and

BMXD common stock currently is traded on the OTC Bulletin Board under the symbol “BMXD.” The most recent reported closing price of BMXD common stock on August 29, 2011 was $1.55 per share.

The holders of a majority of our outstanding common stock, owning approximately 55.71% of the outstanding shares of our common stock, have executed a written consent in favor of the action described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about September 9, 2011.

WE ARE NOT ASKING FOR A PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Florida Business Corporation Law and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

On behalf of the Board of Directors,

/s/ James Dale

Chief Executive Officer, Chairman of the Board

This Proxy Statement is dated August 29, 2011, and is being first mailed to BMXD shareholders on or about September 9, 2011.

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HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (347) 436-8383. For a written request, mail request to 40W. 23rd Street, 2nd Floor, New York, NY 10001. To obtain timely delivery, security holders must request the information no later than five business days before _________, 2011.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

BMX DEVELOPMENT CORP.

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BMX DEVELOPMENT CORP.

40W. 23rd Street, 2nd Floor

New York, NY 10001

INFORMATION STATEMENT

August 29, 2011

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about September 9, 2011 to the stockholders of record BMX DEVELOPMENT CORP. at the close of business on August 29, 2011. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the record date, we had 23,334,500 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

This Information Statement is first being mailed on or about September 9, 2011. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Section 607.0704 of the Florida General Corporation Law.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of BMXD.

The Board of Directors has recommended and the majority shareholders of BMXD have adopted resolutions to effect the above-listed actions. This Information Statement is being filed with the Securities and Exchange Commission and is provided to BMXD’s shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Florida. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Bulletin Board (OTCBB), under the symbol "BMXD". Information about us can be found in our December 31, 2010 Annual Report filed on Form 10-K. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC.

ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Florida statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about September 9, 2011 to the holders of Common Stock as of the Record Date of August 29, 2011.

B. AMENDMENT OF CHARTER

NAME CHANGE PROPOSAL

The proposal to amend the corporate charter to change the name of the Company to "Panache Beverage Inc." was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors on August 29, 2011. A file stamped copy of the Articles of Amendment of the Company’s Articles of Incorporation, which effected the name change, is expected to be attached to the Company’s next Form 10-Q.

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REASONS FOR AMENDMENT. We believe that the new name will provide a more accurate description of our current operations and will be consistent with our marketing efforts in the Vodka industry.

C. DISSENTERS' RIGHTS.

BMXD is distributing this Information Statement to its stockholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Florida General Corporation Law. No dissenters' rights under the Florida General Corporation Law are afforded to the company's stockholders as a result of the adoption of this resolution.

D. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On August 29, 2011 our Board of Directors approved the proposal to amend our corporate charter to change the name of the Company from BMX Development Corp. to Panache Beverage, Inc. The action was also approved by the written consent of a majority of all shareholders entitled to vote on the record date. The actual affirmative vote was 55.71% of all shares issued and outstanding.

The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of August 29, 2011 (the "Record Date"), BMXD had 23,334,500 shares of Common Stock issued and outstanding out of 200,000,000 authorized shares of Common Stock.

Only holders of record of the Common Stock at the close of business on the Record Date were entitled to participate in the written consent of our stockholders. Each share of Common Stock was entitled to one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The classes of equity securities of BMXD issued and outstanding are Common Stock, $.001 par value. The table on the following page sets forth, as of August 29, 2011, certain information with respect to the Common Stock beneficially owned by (i) each Director, nominee and executive officer of BMXD; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 23,334,500 shares of Common Stock outstanding as of August 29, 2011.

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OFFICERS, DIRECTORS AND BENEFICIAL OWNERS, AS OF AUGUST 29, 2011

Name and Address of Beneficial Owner [1]	Common Stock Beneficially Owned	Percent of Class [2]
James Dale	13,000,000	55.71%
Agata Podedworny	4,000,000	17. 14%
MIS Beverage Holdings LLC [3]	2,000,000	8.57%

[1] Unless otherwise specified, the address of each of the persons set forth hereto is in care of the Company at 40W. 23rd Street, 2nd Floor, New York, NY 10001.

[2] Based on 23,334,500 issued and outstanding shares of common stock.

[3] The 2,000,000 shares are owned in the name of MIS Beverage Holdings LLC., of which Maria Gordon is the controlling person. Maria Gordon is the wife of Brian Gordon, the Director of the Company.

The following table shows information as of August 29, 2011 with respect to each of the beneficial owners of the Company’s Common Stock by its executive officers, directors and nominee individually and as a group:

Name and Address [1]	Position	Common Stock Beneficially Owned	Percent of Shares [2]
James Dale	Chief Executive Officer and Chairman	13,000,000	55.71%
Agata Podedworny [5]	Vice President of Logistics Director	4,000,000	17.14%
Sjoerd de Jong [5]	Vice President of Sale Director	1,000,000	4.29%
Brian Gordon [3] [5]	Director	2,000,000 Indirect	8.57%
Dean A. Stewart [4] 13512 Glenwyck Lane Huntersville, North Carolina 28078	Director	50,000	0.21%
All officers and directors as a group (4 persons named above)		20,000,000	85.71%

[1] Unless otherwise specified, the address of each of the persons set forth hereto is in care of the Company at

40W. 23rd Street, 2nd Floor, New York, NY 10001.

[2] Based on 23,334,500 issued and outstanding shares of common stock.

[3] The 2,000,000 shares are owned in the name of MIS Beverage Holdings LLC., of which Maria Gordon is the controlling person. Maria Gordon is the wife of Brian Gordon, the Director of the Company.

[4] Dean A. Stewart resigned from his position as Director of the Company, effective on or about September 9, 2011.

[5] The effective date of the directorship is on or about September 9, 2011.

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E. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.

Name	Age	Position
James Dale	40	Chief Executive Officer and Chairman
Agata Podedworny	36	Vice President of Logistics Director
Sjoerd de Jong	36	Vice President of Sale Director
Brian Gordon	37	Director

Biographies

Mr. James Dale – Chief Executive Officer and Chairman

Mr. Dale, aged 40, is the Chief Executive Officer of Panache LLC. Mr. Dale was born in New Delhi India and raised in Auckland NZ. Mr. Dale came to the US as 42 Below vodka's strategic North American partner in 2003 and was instrumental in the brands sale to Bacardi in 2007. After the trade sale, Mr. Dale developed brands which are currently part of Panache's expanding portfolio.  Mr. Dale is not, and has not been, a participant in any transaction with the Registrant that requires disclosure under Item 404(a) of Regulation S-K. There is no family relationship between Mr. Dale and any director, executive officer, or person nominated or chosen by the Registrant to become a director or executive officer.

Ms. Agata Podedworny - Vice President of Logistics and Director

Ms. Podedworny, age 36, holds an international business and marketing degree from New York University and a JD degree from St John’s Law School. She is fluent in Polish and manages all logistics from the vodka supplier and distillery in Poland as well as manages all operations for nationally and internationally based Panache LLC customers. She is currently a director of Panache LLC and brand ambassador and principal for Alchemia Vodka.

Mr. Sjoerd de Jong - Vice President of Sale and Director

Mr. Sjoerd de Jong graduated from the University of Vermont in 1999 with a business degree in Community Development an Applied Economics. After college Mr. de Jong pursued a career in professional basketball in Holland for three years. Mr. de Jong joined Midnight Oil Company and quickly rose to become the general manager of all five MOC properties in New York. In 2003 Mr. de Jong joined forces with Mr. James Dale to become national sales director for 42 Below Vodka out of New Zealand. Mr. de Jong was responsible for building the brand’s image and sales from an on-premise market and helping bring it to a place where it was a viable brand to acquire (by Bacardi USA).

Currently, Sjoerd de Jong is the national sales director for all of Panache Imports brands (Wodka Vodka, Alchemia vodka and Alibi Bourbon) and a 4.29% share holder in the Company.

Mr. Brian Gordon - Director

Mr. Brian Gordon is the co-founder of MMG, who has been developing and directing marketing and advertising campaigns for spirits brands for over 12 years. Mr. Gordon has worked on a variety of campaigns for many of the major drinks companies including Diageo, Pernod Ricard and Moet Hennessey. Mr. Gordon brings extensive experience to Panache and its portfolio of brands. Gordon and his team have directed the marketing strategy and led the creative development for Wodka Vodka since its launch in July 2010.

The Company is not aware of any legal proceedings in which any Director, nominee, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such Director, nominee, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

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The Company does not have a separately designated standing audit committee. Pursuant to Section 3(a)(58)(B) of the Exchange Act, the entire Board of Directors acts as an audit committee for the purpose of overseeing the accounting and financial reporting processes, and audits of the financial statements of the Company. The Commission recently adopted new regulations relating to audit committee composition and functions, including disclosure requirements relating to the presence of an "audit committee financial expert" serving on its audit committee. In connection with these new requirements, the Company's Board of Directors examined the Commission's definition of "audit committee financial expert" and concluded that the Company does not currently have a person that qualifies as such an expert. The Company has had minimal operations for the past two (2) years. Presently, there are only two (2) directors serving on the Company's Board, and the Company is not in a position at this time to attract, retain and compensate additional directors in order to acquire a director who qualifies as an "audit committee financial expert", but the Company intends to retain an additional director who will qualify as such an expert, as soon as reasonably practicable. While neither of our current directors meets the qualifications of an "audit committee financial expert", each of the Company's directors, by virtue of his past employment experience, has considerable knowledge of financial statements, finance, and accounting, and has significant employment experience involving financial oversight responsibilities. Accordingly, the Company believes that its current directors capably fulfill the duties and responsibilities of an audit committee in the absence of such an expert.

The Company does not have a nominating and compensation committees of the Board of Directors, or committees performing similar functions.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the common stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such common stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended December 31. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s common stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

F.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to us for the prior fiscal years ended December 31, 2010, 2009, and 2008, of those persons who were either the chief executive officer during the last completed fiscal year or any other compensated executive officers as of the end of the last completed fiscal year, and whose compensation exceeded $100,000 for those fiscal periods.

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SUMMARY COMPENSATION TABLE

Annual compensation					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options SARs(#)	LTIP payouts ($)	All Other Compensation ($)
Michael J. Bongiovanni President and CEO	2010	---	---	---	---	---	---	---
	2009	---	---	---	---	---	---	---
	2008	---	---	---	---	---	---	---
Dean A. Stewart Vice President and CFO	2010	---	---	---	---	---	---	---
	2009	---	---	---	---	---	---	---
	2008	---	---	---	---	---	---	---

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Mr. Michael J. Bongiovanni resigned as the Company’s President and Chief Executive Officer on August 19, 2011 in connection with the change of control resulting from the closing of the Transactions. Mr. Michael J. Bongiovanni did not receive any compensation from the Company during his tenure as President and Chief Executive Officer. Mr. Bogiovanni resigned from his positions as President, Chief Executive Officer and Director of the Company on August 19, 2011, effective immediately.

(2)

Mr. Dean A. Stewart resigned as the Company’s Vice President and Chief Financial Officer on August 26, 2011 in connection with the change of control resulting from the closing of the Transactions. Mr. Dean A. Stewart did not receive any compensation from the Company during his tenure as Vice President and Chief Financial Officer. Mr. Stewart resigned from his positions as Vice President and Chief Financial Officer on August 26, 2011, effective immediately, and resigned from his position as Director of the Company, effective on or about September 9, 2011.

G.    INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is Traci J. Anderson, CPA. We WILL NOT have a meeting of shareholders but Ms. Anderson will have the opportunity to make a statement if so desired. Ms. Anderson has offered to make herself available by email to respond to appropriate questions, if any should arise.

We have not had any changes in accountants since inception. Below is breakdown of our Audit Fees paid to Ms. Anderson for the 2007 and 2008 fiscal year end audits.

Audit Fees

2007:                      $3,500

2008:                      $2,500

Audit Related Fees

None.

Tax Fees

None.

All Other Fees

None.

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The following table represents the aggregate fees billed for professional audit services rendered to the independent auditor, Silberstein Ungar, PLLC ("Silberstein") for our audit of the annual financial statements for the years ended December 31, 2010 and 2009. Audit fees and other fees of auditors are listed as follows:

Year Ended December 31	2010		200 9
	Silberstein		Silberstein

Audit Fees (1)	$5,1000	(2)	$5,100	(2)
Audit-Related Fees (3)	--		--
Tax Fees (4)	--		--
All Other Fees (5)	--		--
Total Accounting Fees and Services	$5,1000		$5,100

(1)

Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Forms 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	The amounts shown for Silberstein relate to services in connection with consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(3)	Audit-Related Fees. These are fees for the assurance and related services reasonably related to the performance of the audit or the review of our financial statements.
(4)	Tax Fees. These are fees for professional services with respect to tax compliance, tax advice, and tax planning.

(5)	All Other Fees. These are fees for permissible work that does not fall within any of the other fee categories, i.e., Audit Fees, Audit-Related Fees, or Tax Fees.

H. COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

I. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities otherwise than for exchange for outstanding securities of the registrant.

J. FINANCIAL AND OTHER INFORMATION

Financial Summary Information

Because this is only a financial summary, it does not contain all the financial information that may be important to you. It should be read in conjunction with the financial statements and related notes presented in this section.

Audited Financial Summary Information for the Years Ended December 31, 2010 and 2009

Statements of Operations	For the year ended December 31, 2010	For the year ended December 31, 2009

Revenues	$1,860	$7,604
Cost of Sales	$(1,125)	$(4,616)
Gross profit	$735	$2,988
Operating expenses	$17,850	$35,699
(Loss) from operations	$(17,115	$(32,711
Interest expense	$(529)	$(693)
Net (loss)	$(17,644)	$(33,404)
Net loss per common share	**	**

** Less than $.01

Balance Sheet	As of December 31, 2010

Cash	$100,398
Inventory	$13,050
Total current assets	$113,448
Other assets	$2,167
Total Assets	$115,615
Current liabilities	$27,078
Stockholders’ equity	$88,537
Total liabilities and stockholders’ equity	$115,615

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Silberstein Ungar, PLLC CPAS and Business Advisors

Phone (248) 203-0080

Fax (248) 281-0940

30600 Telegraph Road, Suite 2175

Bingham Farms, MI 48025-4586

www.sucpas.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of

BMX Development Corp.

We have audited the accompanying consolidated balance sheets of BMX Development Corp. as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of BMX Development Corp. as of December 31, 2010 and 2009 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC

Bingham Farms, Michigan

March 12, 2011

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BMX DEVELOPMENT CORP.

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2010 AND 2009

	2010	2009 (Restated)
ASSETS
Current Assets
Cash and cash equivalents	$100,398	$106,473
Inventory	13,050	—
Total Current Assets	113,448	106,473

Property and Equipment
Machinery and equipment	65,000	65,000
Less: accumulated depreciation	(62,833)	(62,833)
Property and equipment - net	2,167	2,167

Total Assets	$115,615	$108,640

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Current liabilities
Current portion of long-term debt	$2,303	$1,524
Accrued expenses	5,075	4,275
Customer deposit	14,700	—
Loan payable – related party	5,000	5,000
Total Current Liabilities	27,078	10,799

Long-Term Liabilities
Note payable - bank	—	2,460
Total Long-Term Liabilities	—	2,460

Total Liabilities	27,078	13,259

Stockholders’ Equity
Common stock, par value $0.001, 200,000,000 shares authorized, 4,914,500 shares issued and outstanding	4,915	4,915
Additional paid-in capital	263,061	252,261
Common stock warrants	15,768	15,768
Accumulated deficit	(195,207)	(177,563)
Total Stockholders’ Equity	88,537	95,381

Total Liabilities and Stockholders' Equity	$115,615	$108,640

The accompanying notes are an integral part of these financial statements.

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BMX DEVELOPMENT CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	Year Ended December 31, 2010	Year Ended December 31, 2009 (Restated)

GROSS REVENUES	$1,860	$7,604

COST OF GOODS SOLD	1,125	4,616

GROSS PROFIT	735	2,988

OPERATING EXPENSES
Depreciation expense	—	6,500
Marketing expense	—	7,400
Rent expense	10,800	16,800
General and administrative expenses	7,050	4,999
TOTAL OPERATING EXPENSES	17,850	35,699

LOSS FROM OPERATIONS	(17,115)	(32,711)

OTHER INCOME (EXPENSE)
Interest expense	(529)	(693)

NET LOSS BEFORE PROVISION FOR INCOME TAXES	(17,644)	(33,404)

PROVISION FOR INCOME TAXES	0	0

NET LOSS	$(17,644)	$(33,404)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	4,914,500	4,912,371

NET LOSS PER SHARE: Basic and Diluted	$(0.00)	$(0.01)

The accompanying notes are an integral part of these financial statements.

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BMX DEVELOPMENT CORP.

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (RESTATED)

AS OF DECEMBER 31, 2010

	Common Stock		Additional	Common Stock	Accumulated	Total Stockholders’
	Shares	Amount	Paid in Capital	Warrants	Deficit	Equity

Balance, December 31, 2008	4,896,000	$4,896	$220,248	$0	$(144,159)	$80,985

Issuance of common stock for cash @ $2.00 per share	18,500	19	36,981	—	—	37,000

Issuance of warrants in connection with PPM	—	—	(15,768)	15,768	—	—

Fair value of rent contributed by related party	—	—	10,800	—	—	10,800

Net loss for the year ended December 31, 2009	—	—	—	—	(33,404)	(33,404)

Balance, December 31, 2009	4,914,500	4,915	252,261	15,768	(177,563)	95,381

Fair value of rent contributed by related party	—	—	10,800	—	—	10,800

Net loss for the year ended December 31, 2010	—	—	—	—	(17,644)	(17,644)

Balance, December 31, 2010	4,914,500	$4,915	$263,061	$15,768	$(195,207)	$88,537

The accompanying notes are an integral part of these financial statements.

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BMX DEVELOPMENT CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS (RESTATED)

FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

	Year Ended December 31, 2010	Year Ended December 31, 2009 (Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss for the period	$(17,644)	$(33,404)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	—	6,500
Fair value of rent contributed by related party	10,800	10,800
Changes in assets and liabilities:
Inventory	(13,050)	—
Accrued expenses	800	300
Customer deposit	14,700	—
CASH FLOWS USED IN OPERATING ACTIVITIES	(4,394)	(15,804)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of long-term debt	(1,681)	(1,797)
Proceeds from the issuance of common stock	—	37,000

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES	(1,681)	35,203

NET INCREASE (DECREASE) IN CASH	(6,075)	19,399
CASH, BEGINNING OF PERIOD	106,473	87,074

CASH, END OF PERIOD	$100,398	$106,473

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$229	$393
Income taxes paid	$0	$0
SUPPLEMENTAL DISCLOSURES OF NON-CASH INVESTING AND FINANCING ACTIVITIES
Fair value of warrants issued in connection with PPM	$0	$15,768

The accompanying notes are an integral part of these financial statements

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BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

BMX Development Corp., FKA Biometrix International Inc., (the “Company”) is a street and off-road motorcycle servicing and repair company located in the Charlotte, North Carolina area. The Company was certified as incorporated in the State of Florida officially on January 3, 2005 although the articles of incorporation were filed on December 28, 2004. Accordingly, under Florida Statutes 607.0203, the effective date for corporate existence was December 28, 2004, within five business days of the certification thereto.

On May 30, 2007, we filed an amendment to the Articles of Incorporation with the Secretary of State of Florida to change our corporate name to BMX Development Corp. (“BMX”)

On April 27, 2007, we acquired our sole wholly-owned subsidiary, Johnson High Performance, Inc. ("JHP"). After the acquisition, we changed our corporate name to BMX Development Corp. as mentioned above and began the business for motorcycle repairs.

On April 27, 2007, the Company (legal acquirer) executed a Plan of Exchange with JHP (accounting acquirer), the sole shareholder of JHP, pursuant to which BMX issued the new 200,000 common shares to Dean A. Stewart, sole shareholder of JHP, pursuant to Regulation D under the Securities Act of 1933, as amended, in exchange for all of the common shares of JHP. As a result, JHP became the wholly-owned subsidiary of the Company.

The above mentioned stock exchange transaction has been accounted for as a reverse acquisition and recapitalization of the Company whereby JHP is deemed to be the accounting acquirer (legal acquiree) and the Company to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of JHP, with the assets and liabilities, and revenues and expenses, of BMX being included effective from the date of stock exchange transaction. BMX is deemed to be a continuation of the business of JHP. Accordingly, the accompanying consolidated financial statements include the following:

(1) The balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2) the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

Due to business worsening, a poor economic climate and sales and profits at extremely low levels, management has elected to search for acquisition candidates to enhance value to its shareholders.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has adopted a December 31 fiscal year end.

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BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its subsidiary, Johnson High Performance, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents. At December 31, 2010, the Company had $100,398 of unrestricted cash to be used for future business operations.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash, inventory, accrued expenses, customer deposit, a note payable – bank, and an amount due to a related party. The carrying amount of these financial instruments approximates fair value due to either length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial.

Concentrations of Credit Risk

The Company maintains its cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. The Company continually monitors its banking relationships and consequently has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. It is the Company’s policy to classify interest and penalties on income taxes as interest expense or penalties expense. As of December 31, 2010, there have been no interest or penalties incurred on income taxes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenues when delivery of goods or completion of services has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is probable.

(19)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. Common share equivalents totaling 18,500 at December 31, 2010 and 2009 representing outstanding warrants were not included in the computation of diluted earnings per share for the years ended December 31, 2010 and 2009, as their effect would have been anti-dilutive.

Stock-Based Compensation

The Company uses the modified prospective method of accounting for stock-based compensation. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1, 2006, based on the estimated grant-date fair value. As of December 31, 2010, the Company has not issued any stock-based payments to its employees.

The Company follows ASC Topic 505-50, formerly EITF 96-18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods and Services,” for stock options and warrants issued to consultants and other non-employees.  In accordance with ASC Topic 505-50, these stock options and warrants issued as compensation for services provided to the Company are accounted for based upon the fair value of the services provided or the estimated fair market value of the option or warrant, whichever can be more clearly determined.  The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital. As of December 31, 2010, the Company has not issued any stock-based payments to consultants or other non-employees.

Recent Accounting Pronouncements

BMX does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flows.

Research and Development Costs

Pursuant to SFAS No. 2 (ASC 730-10), "Accounting for Research and Development Costs," it is the Company’s policy to expense research and development costs. No research and development costs have been incurred to date.

NOTE 2 – INVENTORY AND CUSTOMER DEPOSIT

Inventory consists of a motorcycle, and is stated at the lower of cost or market. The Company has been hired to customize the motorcycle, and has received a $14,700 deposit from the customer.

(20)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment.

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

Depreciation expense was $0 for 2010 and $6,500 for 2009.

NOTE 4 – ACCRUED EXPENSES

Accrued expenses consisted of the following at December 31:

	2010	2009
Professional fees	$4,000	$3,500
Interest	1,075	775
Total Accrued expenses	$5,075	$4,275

NOTE 5 – NOTE PAYABLE - BANK

The Company has a term bank note payable bearing annual interest of 9.50% as of December of 2010, secured by equipment with a net book value of $2,167. The original amount of the note was $9,900 to be repaid in eighty-four monthly payments of principal and interest of $168 with maturity in December 2011.

Principal maturities of the bank note payable as of December 31, 2010 are as follows:

Amount
2011	$2,303
Total	$2,303

NOTE 6 – RELATED PARTY TRANSACTIONS

The company has received advances from a shareholder totaling $5,000. The loans bear interest at 6%, are unsecured, and have no specific terms of repayment.

The Company also has an oral, month-to-month lease with an individual related to the Company’s Vice President. The lease is gratuitous and consists of approximately 1,100 square feet of space including a bay area, shop and office. The financial statements herein include the imputed fair value of the space at $900 per month based upon comparables in the area.

(21)

 BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 200,000,000 common shares at $.001 par value per share.

During the year ended December 31, 2009, the Company issued 18,500 common shares at $2.00 per share for proceeds of $37,000 from the sale thereof pursuant to a private placement to unrelated third party accredited investors made under Regulation 504. The Company also issued 18,500 warrants in connection with the transaction.

The Company records the fair value of rent of its operational and headquarters provided by a related party in the amount of $900 per month as a charge to current period rent expense and a credit to additional paid in capital.

NOTE 8 – WARRANTS

The Company issued 18,500 stock warrants as part of the sale of common shares under a private placement to unrelated third parties in 2009. The warrants have been fair valued at $15,768. The fair market value was calculated using the Black-Scholes options pricing model at grant date using the following assumptions. A stock price of $2.05, exercise price of $2.00, risk-free interest rate of 1.28%, 0% dividend yield, 60% volatility rate, and an expected life of 3 years. No warrants were issued in 2010.

NOTE 9 – INCOME TAXES

For the years ended December 31, 2010 and 2009, the Company has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is $195,207 at December 31, 2010, and will begin to expire in the year 2024.

The provision for Federal income tax consists of the following at December 31:

	2010	2009
Federal income tax attributable to:
Current operations	$6,000	$11,357
Less: valuation allowance	(6,000)	(11,357)
Net provision for Federal income taxes	$—	$—

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

	2010	2009
Deferred tax asset attributable to:
Net operating loss carryover	$66,370	$60,370
Less: valuation allowance	(66,370)	(60,370)
Net deferred tax asset	$—	$—

(22)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

NOTE 9 – INCOME TAXES (CONTINUED)

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

The Company has an oral, month-to-month lease with an individual related to the Company’s Vice President. The lease is gratuitous and consists of approximately 1,100 square feet of space including a bay area, shop and office. The financial statements herein include the imputed fair value of the space at $900 per month based upon comparables in the area. There is no obligation for the officer to continue this arrangement.

The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

NOTE 11 – CORRECTION OF ERRORS AND RESTATEMENTS

The Company has restated its balance sheet and statement of operations at December 31, 2009 to correct errors in its accounting. On the balance sheet, the current portion of long-term debt was corrected and the loan payable – related party was moved from current to long-term liabilities. The fair value of common stock warrants totaling $21,123 issued in connection with a private placement, which was previously expensed, is now shown as a reclassification of equity from additional paid in capital to common stock warrants and the fair value has been revised to $15,768. On the statement of operations, interest expense and general and administrative expenses were corrected, and the fair value of common stock warrants previously expensed was reversed. The net effect of the adjustments was to reduce the net loss for the year by $21,123.

The December 31, 2009 balance sheet has been restated to correct the current portion of long-term debt, long-term debt, additional paid in capital, and common stock warrants, and accumulated deficit.

The December 31, 2009 statement of operations has been restated to reflect reversal of the expense representing the fair value of the common stock warrants, and corrections to interest expense and general and administrative expenses.

The following are the before and after balances as restated for the year ended December 31, 2009:

(23)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2010

 NOTE 11 – CORRECTION OF ERRORS AND RESTATEMENTS (CONTINUED)

Balance Sheet

Current Assets
Before	$106,473
After	$106,473
Property and Equipment, net
Before	$2,167
After	$2,167
Current Liabilities
Before	$10,669
After	$5,799
Long-term Liabilities
Before	$2,590
After	$7,460
Stockholders’ Equity
Before	$95,381
After	$95,381

Statement of Operations

Revenues
Before	$7,604
After	$7,604
Cost of Goods Sold
Before	$4,616
After	$4,616
Gross Profit
Before	$2,988
After	$2,988
Operating Expenses
Before	$55,204
After	$35,699
Income (Loss) from Operations
Before	$-52,216
After	$-32,711
Other Income (Expense)
Before	$-2,311
After	$-693
Net Income (Loss)
Before	$-54,527
After	$-33,404

NOTE 12 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through March 12, 2011, the date on which the financial statements were issued, and has determined it does not have any material subsequent events to disclose.

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BMX DEVELOPMENT CORP.

Consolidated Balance Sheets

As of June 30, 2011 and December 31, 2010

	(Unaudited)
ASSETS	06/30/2011	12/31/2010

CURRENT ASSETS:
Cash and cash equivalents	$93,428	$100,398
Inventory	13,050	13,050
TOTAL CURRENT ASSETS	106,478	113,448

FIXED ASSETS:
Machinery and equipment	65,000	65,000
Accumulated depreciation	(62,833)	(62,833)
TOTAL FIXED ASSETS	2,167	2,167

TOTAL ASSETS	$108,645	$115,615

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current portion of note payable - bank	$2,043	$2,303
Accrued expenses	1,925	5,075
Customer deposit	14,700	14,700
Loan payable - related party	5,000	5,000
TOTAL CURRENT LIABILITIES	23,668	27,078

LONG-TERM LIABILITIES
Note payable - bank	—	—
TOTAL LONG-TERM LIABILITIES	—	—

STOCKHOLDERS' EQUITY
Common stock ($.001 par value, 200,000,000 shares authorized; 4,914,500 common shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively)	4,915	4,915
Additional paid in capital	268,461	263,061
Common stock warrants	15,768	15,768
Accumulated deficit	(204,167)	(195,207)
TOTAL STOCKHOLDERS' EQUITY	84,977	88,537

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$108,645	$115,615

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BMX DEVELOPMENT CORP.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 AND 2010

(Unaudited)	For the Three Months For Six Months
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
REVENUES:
Sales	$—	$1,434	$1,223	$1,884
Cost of sales	—	(680)	(400)	(861)
Gross profit	—	754	823	1,023

EXPENSES:
Rent expense	2,700	2,700	5,400	5,400
Selling, general and administrative expenses	2,520	(505)	4,233	1,754
Total expenses	5,220	2,195	9,633	7,154

Loss from operations	$(5,220)	$(1,441)	$(8,810)	$(6,131)

Interest expense	(75)	(335)	(150)	(745)

Loss before income taxes	(5,295)	(1,776)	(8,960)	(6,876)

Provision for income taxes	—	—	—	—

NET LOSS	$(5,295)	$(1,776)	$(8,960)	$(6,876)

Basic and fully diluted net loss per common share:	**	**	**	**

Weighted average common shares outstanding	4,914,500	4,914,500	4,914,500	4,914,500

** Less than $.01

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BMX DEVELOPMENT CORP.

CONSOLIDATED STATEMENT OF STOCKHOLDERS EQUITY

FOR SIX MONTHS ENDED JUNE 30, 2011

(Unaudited)			Additional	Common		Total
	Common Stock		Paid-in	Stock	Accumulated	Stockholders'
	Shares	Amount	Capital	Warrants	Deficit	Equity

Balances, January 1, 2011	$4,914,500	$4,915	$263,061	$15,768	$(195,207)	$88,537

Fair value of rent contributed by related party	—	—	5,400	—	—	5,400

Net loss for the six months ended June 30, 2011	—	—	—	—	(8,960)	(8,960)

Balances, June 30, 2011	$4,914,500	$4,915	$268,461	$15,768	$(204,167)	$84,977

(27)

BMX DEVELOPMENT CORP.

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR SIX MONTHS ENDED JUNE 30, 2011 AND 2010

	(unaudited)	(unaudited)
	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(8,960)	$(6,876)
Adjustments to reconcile (net loss) to net cash
(used in) operations:
Fair value of rent contributed by related party	5,400	5,400
Increase (decrease) in operating liabilities
Accrued expenses	(3,150)	(3,321)
NET CASH (USED IN) OPERATING ACTIVITIES	(6,710)	(4,797)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal repayments of bank note payable	(260)	(1,262)
NET CASH (USED IN) FINANCING ACTIVITIES	(260)	(1,262)

NET (DECREASE) IN CASH AND CASH EQUIVALENTS	(6,970)	(6,059)

CASH AND CASH EQUIVALENTS,
BEGINNING OF THE PERIOD	100,398	106,473

END OF THE PERIOD	$93,428	$100,414

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—

(28)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

BMX Development Corp., FKA Biometrix International Inc., (the “Company”) is a street and off-road motorcycle servicing and repair company located in the Charlotte, North Carolina area. The Company was certified as incorporated in the State of Florida officially on January 3, 2005 although the articles of incorporation were filed on December 28, 2004. Accordingly, under Florida Statutes 607.0203, the effective date for corporate existence was December 28, 2004, within five business days of the certification thereto.

On May 30, 2007, we filed an amendment to the Articles of Incorporation with the Secretary of State of Florida to change our corporate name to BMX Development Corp. (“BMX”)

On April 27, 2007, we acquired our sole wholly-owned subsidiary, Johnson High Performance, Inc. ("JHP"). After the acquisition, we changed our corporate name to BMX Development Corp. as mentioned above and began the business for motorcycle repairs.

On April 27, 2007, the Company (legal acquirer) executed a Plan of Exchange with JHP (accounting acquirer), the sole shareholder of JHP, pursuant to which BMX issued the new 200,000 common shares to Dean A. Stewart, sole shareholder of JHP, pursuant to Regulation D under the Securities Act of 1933, as amended, in exchange for all of the common shares of JHP. As a result, JHP became the wholly-owned subsidiary of the Company.

The above mentioned stock exchange transaction has been accounted for as a reverse acquisition and recapitalization of the Company whereby JHP is deemed to be the accounting acquirer (legal acquiree) and the Company to be the accounting acquiree (legal acquirer). The accompanying consolidated financial statements are in substance those of JHP, with the assets and liabilities, and revenues and expenses, of BMX being included effective from the date of stock exchange transaction. BMX is deemed to be a continuation of the business of JHP. Accordingly, the accompanying consolidated financial statements include the following:

(1) The balance sheet consists of the net assets of the accounting acquirer at historical cost and the net assets of the accounting acquiree at historical cost;

(2) the financial position, results of operations, and cash flows of the acquirer for all periods presented as if the recapitalization had occurred at the beginning of the earliest period presented and the operations of the accounting acquiree from the date of stock exchange transaction.

Accounting Basis

The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting). The Company has adopted a December 31 fiscal year end.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its subsidiary, Johnson High Performance, Inc. All material intercompany accounts and transactions have been eliminated in consolidation.

(29)

 BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents. At June 30, 2011, the Company had $93,428 of unrestricted cash to be used for future business operations.

Fair Value of Financial Instruments

The Company's financial instruments consist of cash, inventory, accrued expenses, customer deposit, a note payable – bank, and an amount due to a related party. The carrying amount of these financial instruments approximates fair value due to either length of maturity or interest rates that approximate prevailing market rates unless otherwise disclosed in these financial.

Concentrations of Credit Risk

The Company maintains its cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. The Company continually monitors its banking relationships and consequently has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Income Taxes

Income taxes are computed using the asset and liability method. Under the asset and liability method, deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and are measured using the currently enacted tax rates and laws. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized. It is the Company’s policy to classify interest and penalties on income taxes as interest expense or penalties expense. As of June 30, 2011, there have been no interest or penalties incurred on income taxes.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company recognizes revenues when delivery of goods or completion of services has occurred provided there is persuasive evidence of an agreement, acceptance has been approved by its customers, the fee is fixed or determinable based on the completion of stated terms and conditions, and collection of any related receivable is probable.

(30)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Basic Income (Loss) Per Share

Basic income (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. Common share equivalents totaling 18,500 at June 30, 2011 and 2010 representing outstanding warrants were not included in the computation of diluted earnings per share for the years ended June 30, 2011 and 2010, as their effect would have been anti-dilutive.

Stock-Based Compensation

The Company uses the modified prospective method of accounting for stock-based compensation. Under this transition method, stock compensation expense includes compensation expense for all stock-based compensation awards granted on or after January 1, 2006, based on the estimated grant-date fair value. As of June 30, 2011, the Company has not issued any stock-based payments to its employees.

The Company follows ASC Topic 505-50, formerly EITF 96-18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods and Services,” for stock options and warrants issued to consultants and other non-employees.  In accordance with ASC Topic 505-50, these stock options and warrants issued as compensation for services provided to the Company are accounted for based upon the fair value of the services provided or the estimated fair market value of the option or warrant, whichever can be more clearly determined.  The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital. As of June 30, 2011, the Company has not issued any stock-based payments to consultants or other non-employees.

Recent Accounting Pronouncements

BMX does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company’s results of operations, financial position or cash flows.

Research and Development Costs

Pursuant to SFAS No. 2 (ASC 730-10), "Accounting for Research and Development Costs," it is the Company’s policy to expense research and development costs. No research and development costs have been incurred to date.

NOTE 2 – INVENTORY AND CUSTOMER DEPOSIT

Inventory consists of a motorcycle, and is stated at the lower of cost or market. The Company has been hired to customize the motorcycle, and has received a $14,700 deposit from the customer.

(31)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment is stated at cost. Depreciation is provided by the straight-line method over the estimated economic life of the property and equipment.

When assets are sold or retired, their costs and accumulated depreciation are eliminated from the accounts and any gain or loss resulting from their disposal is included in the statement of operations.

The Company recognizes an impairment loss on property and equipment when evidence, such as the sum of expected future cash flows (undiscounted and without interest charges), indicates that future operations will not produce sufficient revenue to cover the related future costs, including depreciation, and when the carrying amount of the asset cannot be realized through sale. Measurement of the impairment loss is based on the fair value of the assets.

Depreciation expense was $0 for the six months ended June 30, 2011 and 2010.

NOTE 4 – ACCRUED EXPENSES

Accrued expenses consisted of the following at June 30:

	2011	2010
Professional fees	$775	$29
Interest	1,150	925
Total Accrued expenses	$1,925	$954

NOTE 5 – NOTE PAYABLE - BANK

The Company has a term bank note payable bearing annual interest of 9.50% as of June of 2011, secured by equipment with a net book value of $2,167. The original amount of the note was $9,900 to be repaid in eighty-four monthly payments of principal and interest of $168 with maturity in December of 2011.

Principal maturities of the bank note payable as of June 30, 2011 are as follows:

Amount
2011	$2,043
Total	$2,043

NOTE 6 – RELATED PARTY TRANSACTIONS

The Company has received advances from a shareholder totaling $5,000. The loans bear interest at 6%, are unsecured, and have no specific terms of repayment.

The Company also has an oral, month-to-month lease with an individual related to the Company’s Vice President. The lease is gratuitous and consists of approximately 1,100 square feet of space including a bay area, shop and office. The consolidated financial statements herein include the imputed fair value of the space at $900 per month based upon comparables in the area.

(32)

BMX DEVELOPMENT CORP.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2011

NOTE 7 – STOCKHOLDERS’ EQUITY

The Company is authorized to issue 200,000,000 common shares at $.001 par value per share.

The Company records the fair value of rent of its operational and headquarters provided by a related party in the amount of $900 per month as a charge to current period rent expense and a credit to additional paid in capital.

NOTE 8 – WARRANTS

The Company issued 18,500 stock warrants as part of the sale of common shares under a private placement to unrelated third parties in 2009. The warrants have been fair valued at $15,768. The fair market value was calculated using the Black-Scholes options pricing model at grant date using the following assumptions. A stock price of $2.05, exercise price of $2.00, risk-free interest rate of 1.28%, 0% dividend yield, 60% volatility rate, and an expected life of 3 years. No warrants were issued or expired in 2011.

NOTE 9 – INCOME TAXES

For the six months ended June 30, 2011 and 2010, the Company has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is $204,167 at June 30, 2011, and will begin to expire in the year 2024.

The provision for Federal income tax consists of the following at June 30:

	2011	2010
Federal income tax attributable to:
Current operations	$1,853	$2,406
Less: valuation allowance	(1,853)	(2,406)
Net provision for Federal income taxes	$—	$—

The cumulative tax effect at the expected rate of 35% of significant items comprising our net deferred tax amount is as follows:

	2011	2010
Deferred tax asset attributable to:
Net operating loss carryover	$71,458	$68,322
Less: valuation allowance	(71,458)	(68,322)
Net deferred tax asset	$—	$—

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards for federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carry forwards may be limited as to use in future years.

NOTE 10 - COMMITMENTS AND CONTINGINCIES

The Company has an oral, month-to-month lease with an individual related to the Company’s Vice President. The lease is gratuitous and consists of approximately 1,100 square feet of space including a bay area, shop and office. The financial statements herein include the imputed fair value of the space at $900 per month based upon comparables in the area. There is no obligation for the officer to continue this arrangement.

The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

NOTE 11 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through July 26, 2011, the date on which the consolidated financial statements were issued, and has determined it does not have any material subsequent events to disclose.

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MANAGEMENT DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward Looking Statements

Certain statements in this report, including statements of our expectations, intentions, plans and beliefs, including those contained in or implied by "Management's Discussion and Analysis" and the Notes to Consolidated Financial Statements, are "forward-looking statements", within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to certain events, risks and uncertainties that may be outside our control. The words “believe”, “expect”, “anticipate”, “optimistic”, “intend”, “will”, and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statements. These forward-looking statements include statements of management's plans and objectives for our future operations and statements of future economic performance, information regarding our expansion and possible results from expansion, our expected growth, our capital budget and future capital requirements, the availability of funds and our ability to meet future capital needs, the realization of our deferred tax assets, and the assumptions described in this report underlying such forward-looking statements. Actual results and developments could differ materially from those expressed in or implied by such statements due to a number of factors, including, without limitation, those described in the context of such forward-looking statements, our expansion strategy, our ability to achieve operating efficiencies, our dependence on distributors, capacity, suppliers, industry pricing and industry trends, evolving industry standards, domestic and international regulatory matters, general economic and business conditions, the strength and financial resources of our competitors, our ability to find and retain skilled personnel, the political and economic climate in which we conduct operations and the risk factors described from time to time in our other documents and reports filed with the Securities and Exchange Commission (the "Commission"). Additional factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: 1) our ability to successfully develop and deliver our product; 2) our ability to compete effectively with other companies in the same industry; 3) our ability to raise sufficient capital in order to effectuate our business plan; and 4) our ability to retain our key executives.

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2010 AND 2009

The following discussion should be read in conjunction with the audited financial statements included in this report and is qualified in its entirety by the foregoing.

Revenues

Net revenues were $1,860 and $7,604 for the years ended December 31, 2010 and 2009, respectively. The sales revenues were due primarily to motorcycle repairs and maintenance. The decrease in year to date revenues was due to a worsening economy in which motor cycle owners did not buy as many motor cycles as the credit market made it difficult to obtain loans for such items.

Cost of Sales

Cost of revenue primarily includes sales of purchased motor cycle parts inventory. During the year ended December 31, 2009, we had cost of revenues of $4,616, or approximately 60.7% of revenues, versus cost of revenues of $1,125, or approximately 60.4% of revenues for the year ended December 31, 2010. The cost of revenue as a percentage of revenue decreased due to an overall decrease in sales from the worsening efficiencies on account of the bad market place in 2009.

Expenses

Operating expenses for the year ended December 31, 2009 were $35,699 compared to operating expenses of $17,850 for the year ended December 31, 2010. The decrease in operating expenses was due to a decrease in depreciation expense, marketing expense, and general and administrative expenses.

As part of the issuance of common shares in 2009, we issued 18,500 stock warrants during the year 2009. No warrants were issued in 2010. These warrants expire in three years from issuance in the first quarter of 2009 and the exercise price is $2.00 per warrant. No warrants expired during 2010.

During the year ended December 31, 2009, we recorded an expense of $21,123  equal to the estimated fair value of the options at the date of grants. The fair market value was calculated using the Black-Scholes options pricing model, assuming approximately 1.28% risk-free interest, 0% dividend yield, 60% volatility, and a life of three years. The remaining life of the warrants as of December 31, 2010 is 1.25 years.

We have restated its balance sheet and statement of operations at December 31, 2009 to correct errors in its accounting. On the balance sheet, the current portion of long-term debt was corrected and the loan payable – related party was moved from current to long-term liabilities. The fair value of common stock warrants totaling $21,123 issued in connection with a private placement, which was previously expensed, is now shown as a reclassification of equity from additional paid in capital to common stock warrants and the fair value has been revised to $15,768. On the statement of operations, interest expense and general and administrative expenses were corrected, and the fair value of common stock warrants previously expensed was reversed. The net effect of the adjustments was to reduce the net loss for the year by $21,123.

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Income Taxes

We had no provision for income taxes for the year ended December 31, 2010 and 2009, respectively, due to our net loss.

If we incur losses, we may have a deferred tax asset. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that, some portion or all of the deferred tax asset will not be realized. Deferred tax assets and liabilities are adjusted for the effect of changes in tax laws and rates on the date of enactment. We do not currently have any net deferred tax assets.

Income/Losses

We had a net (loss) of $(17,644) and $(33,404) for the years ended December 31, 2010 and 2009, respectively. The net (loss) in these periods was due primarily to operational expenses, which were $17,850 and $35,699 for the years ended December 31, 2010 and 2009, respectively. It is also a function of revenues, cost of sales and other expenses as described in the upcoming paragraphs below.

Impact of Inflation.

We believe that inflation has had a negligible effect on operations since inception. We believe that we can offset inflationary increases in the cost of operations by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources

Net cash flows used in operating activities were $4,394 for the year ended December 31, 2010 and net cash flows used in operating activities were $15,804 for the year ended December 31, 2009. This is primarily attributable to a net loss, which were $17,644 and $33,404 for the years ended December 31, 2010 and 2009, offset by depreciation expense of $0 in 2010 and $6,500 in 2009, fair value of rent provided in the amount of $10,800 in both periods, and customer deposit of $14,700 in 2010 and $0 in 2009.

During the year ended December 31, 2009, we recorded an expense of $21,123, equal to the estimated fair value of the options at the date of grants. The fair market value was calculated using the Black-Scholes options pricing model, assuming approximately 1.28% risk-free interest, 0% dividend yield, 60% volatility, and a life of three years. The remaining life of the warrants as of December 31, 2010 is 1.25 years.

We have restated its balance sheet and statement of operations at December 31, 2009 to correct errors in its accounting. On the balance sheet, the current portion of long-term debt was corrected and the loan payable – related party was moved from current to long-term liabilities. The fair value of common stock warrants totaling $21,123 issued in connection with a private placement, which was previously expensed, is now shown as a reclassification of equity from additional paid in capital to common stock warrants and the fair value has been revised to $15,768. On the statement of operations, interest expense and general and administrative expenses were corrected, and the fair value of common stock warrants previously expensed was reversed. The net effect of the adjustments was to reduce the net loss for the year by $21,123.

There were no cash flows from investing activities for the years ended December 31, 2010 and 2009.

Net cash flows provided by (used in) financing activities were $(1,681) and $35,203 for the years ended December 31, 2010 and 2009, attributable to principal repayments on our note payable to the bank in the amounts of $1,681 and $1,797 in both periods, respectively. We also raised $37,000 in the years 2009, from various accredited investors through the form of equity issuances.

Overall, we have funded all of our cash needs from inception through December 31, 2009 with proceeds from issuance of our common stock.

On December 31, 2010, we had cash of $100,398 on hand. We do not have or anticipate having within the next 12 months any cash flow or liquidity problems and we are not in default or in breach of our note or lease or other indebtedness or financing arrangement requiring us to make payments.

No significant amount of our trade payables has been unpaid within the stated trade term. We are not subject to any unsatisfied judgments, liens or settlement obligations.

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RESULTS OF OPERATIONS FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2011 AND 2010

Revenues

Sales were $0 and $1,434 for the three months ended June 30, 2011 and 2010, respectively. Sales revenues were due primarily to motorcycle repairs and maintenance.

Sales were $1,223 and $1,884 for the six months ended June 30, 2011 and 2010, respectively. Sales revenues were due primarily to motorcycle repairs and maintenance.

Gross profits were $0 and $754 for the three months ended June 30, 2011 and 2010, respectively. Sales revenues were due primarily to motorcycle repairs and maintenance.

Gross profits were $823 and $1,023 for the six months ended June 30, 2011 and 2010, respectively. Sales revenues were due primarily to motorcycle repairs and maintenance.

Income / Loss

We had net losses of $5,295 and $1,776 for the three months ended June 30, 2011 and 2010, respectively. The net losses in these periods were primarily due to small sales.

We had net losses of $8,960 and $6,876 for the six months ended June 30, 2011 and 2010, respectively. The net losses in these periods were primarily due to small sales.

Expenses

Operating expenses for the three months ended June 30, 2011 and 2010 were $5,220 and $2,195, respectively. The increase was mainly attributable to the increase in expenditures in difficult economic times.

Operating expenses for the six months ended June 30, 2011 and 2010 were $9,633 and $7,154, respectively. The increase was mainly attributable to the increase in expenditures in difficult economic times.

Cost of Sales

Cost of revenue primarily includes sales of purchased motor cycle parts inventory. During the three months ended June 30, 2011, we had cost of revenues of $0, or approximately 0% of revenues, and $680 for the three months ended June 30, 2010, or approximately 48%. The cost of revenue as a percentage of revenue stayed miniscule with costs of parts and labor staying constant during the three-month period ended June 30, 2011, given the small amount of sales and related cost.

Cost of revenue primarily includes sales of purchased motor cycle parts inventory. During the six months ended June 30, 2011, we had cost of revenues of $400, or approximately 33% of revenues, and $861 for the six months ended June 30, 2010, or approximately 46%. The cost of revenue as a percentage of revenue stayed miniscule with costs of parts and labor staying constant during the six-month period ended June 30, 2011, given the small amount of sales and related cost.

Impact of Inflation

We believe that inflation has had a negligible effect on operations during the three and six months ended June 30, 2011 and 2010. We believe that we can offset inflationary increases in the cost of revenue by increasing revenue and improving operating efficiencies.

Liquidity and Capital Resources

Net cash flows provided by (used in) operating activities were $(6,710) and $(4,797) for the six months ended June 30, 2011 and 2010, respectively, primarily attributable to a net loss, which were $8,960 and $6,876 for the six months ended June 30, 2011 and 2010, fair value of rent provided in the amount of $5,400, and decreases in accrued expense in March 31, 2011.

There were no cash flows from investing activities for the six months ended June 30, 2011 and 2010.

Net cash flows provided by (used in) financing activities were $(260) and $(1,262) for the six months ended June 30, 2011 and 2010, attributable to principal repayments on our note payable to the bank in the amount of $260 and $1,262 for the three months ended March 31, 2011 and 2010.

On June 30, 2011, we had cash of $93,428 on hand. We do not have or anticipate having within the next 12 months any cash flow or liquidity problems and we are not in default or in breach of our note or lease or other indebtedness or financing arrangement requiring us to make payments.

No significant amount of our trade payables has been unpaid within the stated trade term. We are not subject to any unsatisfied judgments, liens or settlement obligations.

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QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable for smaller reporting companies.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

No changed or disagreements with accountants on accounting and financial disclosure.

K. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

Please see the Name Change Proposal in B. above.

L. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken with respect to the acquisition or disposition of any property.

M. RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

N. OTHER PROPOSED ACTION

No action is to be taken on any matter not specifically referred to in this Schedule 14C.

O. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

P. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement on Schedule 14C.

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ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

This item is not applicable

ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless BMXD has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For an oral request, please contact the company at (347) 436-8383. For a written request, mail request to 40W. 23rd Street, 2nd Floor, New York, NY 10001.

Our Annual Report on Form 10-K, for the year ended December 31, 2010, including audited financial statements as of that date, are available on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by BMXD can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

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BMX DEVELOPMENT CORP.

/s/ James Dale James Dale Chief Executive Officer Chairman of the Board of Director

Dated: August 29, 2011

By the order of the Board of Directors

By: /s/ James Dale
James Dale Chief Executive Officer Chairman of the Board of Director By: /s/ Dean A Stewart Dean A Stewart Director